EXHIBIT 10.18
                                                                   -------------


                       SECOND AMENDMENT TO RETIREMENT PLAN
                       -----------------------------------


     The Retirement Plan adopted by Dollar Thrifty Automotive Group, Inc. ("DTAG") on December 5, 1998, as amended by first Amendment to Retirement Plan adopted by DTAG on September 23, 1999 ("PLAN") is hereby amended as of January 14, 2000 as follows:

     1. Section 1.24 of the Plan is hereby deleted in its entirety and replaced with the following:

        "1.24   "Year   of   Service"  means  the  performance  of  twelve  (12)
        consecutive months of full-time service. Years of Service with predecessor(s) of the Employer shall count for calculating Years of Service."

     2. Section 6.4(b) of the Plan is hereby amended by deleting the references to "20 years" in the first and second lines of such Section and replacing them with "10 years".

     3. All references in the Plan to the term "Change of Control" shall be deleted in their entirety and replaced with "Change in Control".

     4. The Plan is hereby amended by deleting the Investment Recommendation Form for Participants currently used in its entirety and replacing it with the Investment Recommendation Form attached hereto as ATTACHMENT 1. Investment recommendations made by Participants prior to the date this Amendment is adopted by DTAG shall remain in effect until changed by the Participant.



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


                                  ATTACHMENT 1
                                  ------------

                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                                 RETIREMENT PLAN

                         INVESTMENT RECOMMENDATION FORM
                         ------------------------------

TO:     PLAN ADMINISTRATOR AND TRUSTEE

        Pursuant to Section 5.2 of the Retirement Plan, I hereby recommend that my Account be invested as follows, and I understand that I may make further recommendations as of March 31, June 30, October 31, and December 31 of each calendar year.


                                                     PERCENTAGE
                                                     ALLOCATION

*SEI PRIME OBLIGATION                                           %
                                                      ----------

*SEI BOND INDEX                                                 %
                                                     -----------

*SEI S&P 500 INDEX                                              %
                                                     -----------

*TEMPLETON FOREIGN                                              %
                                                     -----------

*FIDELITY ADVISOR BALANCED                                      %
                                                     -----------

*NEUBERGER & BERMAN GENESIS
TRUST                                                           %
                                                     -----------

*DOLLAR THRIFTY AUTOMOTIVE
GROUP, INC. COMMON STOCK (NOT
ANTICIPATED AVAILABLE UNTIL
MARCH 1, 2000)                                                  %
                                                     -----------

                                                          100   %TOTAL
                                                     -----------


-----------------------------------              -------------------------------
Participant Name                                 Company Name

-----------------------------------
Date:


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